    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 4, 1999

                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                       COMPLETE BUSINESS SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    MICHIGAN
                          (State or Other Jurisdiction
                       of Incorporation or Organization)
                                      7371
                          (Primary Standard Industrial
                          Classification Code Number)
                                   38-2606945
                                (I.R.S. Employer
                              Identification No.)

                          32605 WEST TWELVE MILE ROAD
                                   SUITE 250
                        FARMINGTON HILLS, MICHIGAN 48334
                                 (248) 488-2088
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                        Registrant's Executive Offices)
                         ------------------------------

                             RAJENDRA B. VATTIKUTI
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       COMPLETE BUSINESS SOLUTIONS, INC.
                          32605 WEST TWELVE MILE ROAD
                                   SUITE 250
                        FARMINGTON HILLS, MICHIGAN 48334
                                 (248) 488-2088
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                         ------------------------------

                                With Copies to:

                               ARTHUR DUDLEY, II
                                  Butzel Long
                          150 W. Jefferson, Suite 900
                             Detroit, MI 48226-4430
                                 (313) 225-7000
                               DOUGLAS R. NEWKIRK
                            Sachnoff & Weaver, Ltd.
                       30 South Wacker Drive, 29th Floor
                               Chicago, IL 60606
                                 (312) 207-1000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (333-70719)

    If this Form is a post-effective amendment filed pursuant to Rule 434, please check the following box. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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                                                                       PROPOSED           PROPOSED            AMOUNT
                                                      AMOUNT           MAXIMUM             MAXIMUM              OF
            TITLE OF EACH CLASS OF                     TO BE        OFFERING PRICE        AGGREGATE        REGISTRATION
          SECURITIES TO BE REGISTERED              REGISTERED(1)     PER SHARE(2)     OFFERING PRICE(2)        FEE
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
Common Stock, no par value.....................       920,000        31 7/16             28,520,000         $   8,040
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

(1) Includes 120,000 shares that are subject to an over-allotment option granted to the Underwriters.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of the average high and low prices of the Common Stock on the Nasdaq National Market on February 3, 1999.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by Complete Business Solutions, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission"). This Registration Statement hereby incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-70719) relating to the offering of up to 4,600,000 shares of common stock of the Company filed on January 15, 1999, as amended.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $8,040 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on February 5, 1999); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on February 5, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY on February 3, 1999.

                                          COMPLETE BUSINESS SOLUTIONS, INC.

                                          By: /s/  RAJENDRA B. VATTIKUTI

                                            ------------------------------------
                                            Rajendra B. Vattikuti
                                            President and Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on this 3rd day of February 3, 1999.

                  SIGNATURE                                            TITLE
                  ---------                                            -----

/s/ RAJENDRA B. VATTIKUTI                      President, Chief Executive Officer and Director
---------------------------------------------  (Principal Executive Officer)
Rajendra B. Vattikuti

/s/ TIMOTHY S. MANNEY                          Executive Vice President of Finance and
---------------------------------------------  Administration, Treasurer and Director (Principal
Timothy S. Manney                              Financial and Accounting Officer)

*                                              Director
---------------------------------------------
Frank D. Stella

*                                              Director
---------------------------------------------
Douglas S. Land

*                                              Director
---------------------------------------------
John A. Stanley

*                                              Director
---------------------------------------------
Charles W. Costello

*                                              Director
---------------------------------------------
William Brooks

*                                              Director
---------------------------------------------
Ronald V. Machtley

*                                              Director
---------------------------------------------
Jerry L. Stone

         *By: /s/ TIMOTHY S. MANNEY
   ---------------------------------------
              Timothy S. Manney
              Attorney-in-Fact